SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material pursuant to ss. 240.14a-12

                                IBT Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

             IBT BANCORP, INC.                        [LOGO]











March 16, 2007

Dear Stockholder:

         On behalf of the Board of Directors and management of IBT Bancorp, Inc., I cordially invite you to attend our 2007 Annual Meeting of Stockholders which will be held at the Irwin Masonic Hall, 417 Main Street, Irwin, Pennsylvania, on Tuesday, April 17, 2007 at 2:00 p.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. During the Annual Meeting, I will report on our operations. Our directors and officers, as well as a representative of Edwards Sauer & Owens, P.C., our independent auditors, will be present to respond to any questions you may have.

         You will be asked to elect three directors and to ratify the appointment of Edwards Sauer & Owens, P.C. as our independent auditors for the fiscal year ending December 31, 2007. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible. The failure to return your proxy could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. Returning your proxy will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for any reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                Sincerely yours,

                                /s/ Charles G. Urtin

                                Charles G. Urtin
                                President and Chief Executive Officer

--------------------------------------------------------------------------------

                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2007

--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of IBT Bancorp, Inc., will be held at the Irwin Masonic Hall, 417 Main Street, Irwin, Pennsylvania, on Tuesday, April 17, 2007 at 2:00 p.m., local time, for the following purposes:

         1.       To elect three directors;

         2. To ratify the appointment of Edwards Sauer & Owens, P.C. as our independent auditors for the fiscal year ending December 31, 2007; and

         3. To transact any other business that properly comes before the Annual Meeting.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on March 2, 2007 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         A copy of our Annual Report to Stockholders for the year ended December 31, 2006 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Robert A. Bowell

                                       ROBERT A. BOWELL
                                       SECRETARY
Irwin, Pennsylvania
March 16, 2007

--------------------------------------------------------------------------------
IMPORTANT: YOUR PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642

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                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2007

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. to be used at the 2007 Annual Meeting of Stockholders which will be held at the Irwin Masonic Hall, 417 Main Street, Irwin, Pennsylvania, on Tuesday, April 17, 2007, 2:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about March 16, 2007.

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                           VOTING AND PROXY PROCEDURES
--------------------------------------------------------------------------------

WHO CAN VOTE AT THE ANNUAL MEETING

     You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $1.25 par value (the "Common Stock"), as of the close of business on March 2, 2007 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 5,882,040 shares of Common Stock were outstanding. Each share of Common Stock has one vote.

VOTING BY PROXY

     The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF ITS NOMINEES FOR DIRECTOR AND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EDWARDS SAUER & OWENS, P.C. AS OUR INDEPENDENT AUDITORS.

     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company's Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

     If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

VOTE REQUIRED

     The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting to ratify the appointment of Edwards Sauer & Owens, P.C. as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

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                      PRINCIPAL HOLDERS OF THE COMMON STOCK
--------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding their ownership with the Securities and Exchange Commission. A person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information regarding all persons or groups known to us to beneficially own more than 5% of the Common Stock.

NAME AND ADDRESS                      AMOUNT AND NATURE OF       PERCENT OF
OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      COMMON STOCK
-------------------                   --------------------      ------------

S&T Bancorp, Inc.                         475,174 (1)               8.1%
800 Philadelphia Street
Indiana, PA  15237

-----------------
(1) According to the amendment to the Schedule 13G filed by S&T Bancorp, Inc. on February 12, 2007, all shares are held by its subsidiaries, 9th Street Holdings, Inc., S&T Bank, and S&T Bancholdings, Inc.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Our Articles of Incorporation require the Board of Directors to be divided into three classes, as nearly equal in number as possible, with each class to serve for a three-year period, so that approximately one-third of the directors are elected each year. The Board of Directors currently consists of nine members, each of whom also serves as a director of our principal subsidiary, Irwin Bank.

     The Board of Directors has nominated Robert Rebich, Jr., Grant J. Shevchik and Charles G. Urtin (collectively, the "Nominees") for terms of three years each. The Nominees currently serve as directors of the Company. The Nominees will serve for their respective terms or until their successors have been elected and qualified.

     The persons named as proxies in the enclosed proxy card intend to vote "FOR" the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should one or more of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote "FOR" the election of such persons as may be recommended by the Board of Directors. If there are no substitute nominees, the size of the Board of Directors may be reduced.

     The following table sets forth information with respect to the nominees, the other continuing directors and each executive officer, including for each their name, positions with the Company, age, the year they first became a director of IBT Bancorp, Inc. or Irwin Bank, the expiration of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of directors and executive officers of the Company, as a group, is also set forth below.

                                                                                          SHARES OF
                                                                                         COMMON STOCK
                                       AGE AT                              CURRENT      BENEFICIALLY
                                    DECEMBER 31,    YEAR FIRST ELECTED       TERM         OWNED AS OF       PERCENT
NAME AND POSITIONS                     2006         OR APPOINTED(1)       TO EXPIRE   THE RECORD DATE(2)  OF CLASS (%)
------------------                     ----         ---------------       ---------   ------------------  ------------

                                       BOARD NOMINEES FOR TERM TO EXPIRE IN 2010
Robert Rebich, Jr.                     65                1991              2007          207,990  (3)         3.53%
Director, Chairman of the Board

Grant J. Shevchik                      55                1992              2007           22,894                *
Director

Charles G. Urtin                       60                1998              2007           66,629  (3)         1.22%
Director, President and
Chief Executive Officer

                                            DIRECTORS CONTINUING IN OFFICE

Charles W. Hergenroeder                59                2004              2008            9,720  (3)           *
Director

Richard L. Ryan                        76                1968              2008           25,714                *
Director

Robert C. Whisner                      78                1969              2008          166,276              2.83%
Director

Thomas E. Deger                        56                2004              2009            8,500                *
Director

Richard J. Hoffman                     61                2002              2009           16,024  (3)           *
Director

John N. Brenzia                        64                2004              2009            8,900                *
Director

                                       EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Robert A. Bowell                       51                 --                --            32,758                *
Executive Vice President,
Chief Lending Officer,
Secretary and Treasurer

David A. Finui                         52                 --                --            17,838                *
Senior Vice President and
Chief Operating Officer of the
Bank

Raymond G. Suchta                      58                 --                --            17,356                *
Senior Vice President and
Chief Financial Officer

All directors, nominees and                                                              607,932             10.12%
executive officers of the
Company, including certain
executive officers of the Bank
as a group (12 persons)
-----------
* Less than 1% of the common stock outstanding.
                                                                              (footnotes continued on following page)

(1) Refers to the year the individual first became a director of IBT Bancorp, Inc. or Irwin Bank. All directors of the Bank as of August 1986 became directors of the Company when it was incorporated in August 1986.
(2) Unless otherwise noted, all persons and group named in the table above have sole or shared voting or investment power with respect to the shares listed in the table. Includes 120,684 shares of the Common Stock that directors, nominees and executive officers have the right to acquire pursuant to the exercise of options with 60 days of the Record Date as follows: Mr. Urtin - 37,067 shares; Messrs. Rebich and Shevchik
         - 12,000 shares each; Mr. Ryan - 9,750 shares; Messrs. Hoffman and Whisner - 3,000 shares each; Messrs. Brenzia, Deger and Hergenroeder - 2,000 shares each; Mr. Bowell - 20,067 shares; Mr. Finui - 12,400 shares; and Mr. Suchta - 5,400 shares.
(3) Excludes 252,588 shares of Common Stock held by ITrust & Co. ITrust & Co. was formed by the Bank to act as the record holder for the clients of the Bank's trust department. Currently, Directors Hergenroeder, Hoffman, Rebich and Urtin serve as the trust committee of ITrust & Co. This committee acts as a fiduciary in directing the voting and disposition of securities held in the accounts of trusts and estates. This committee had the authority to exercise shared voting and dispositive power with respect to 213,220 shares and sole voting and dispositive power over 39,368 shares on the record date. Beneficial ownership is disclaimed over all shares held by ITrust & Co.

BIOGRAPHICAL INFORMATION

     The principal business experience of each director and executive officer is set forth below. The executive officers and all directors have held their present positions for five years unless otherwise stated.

NOMINEES FOR DIRECTORS:

     ROBERT REBICH, JR., currently President of Amax Corporation, a property management firm, retired in 1995 as the general manager of Parker Hannifin Corp.

     GRANT J. SHEVCHIK is a physician with Partners in Health - UPMC.

     CHARLES G. URTIN is President and Chief Executive Officer of the Company and the Bank. The Board of Directors appointed Mr. Urtin President of the Company in April 2000 and Chief Executive Officer of the Company in January 1999. Mr. Urtin became President and Chief Executive Officer of the Bank on December 31, 1998. Prior to becoming President and Chief Executive Officer, Mr. Urtin held several executive positions with the Company and the Bank.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES.

CONTINUING DIRECTORS:

     CHARLES W. HERGENROEDER is a partner in the law firm of Hergenroeder, Rega and Sommer, LLC, Pittsburgh, Pennsylvania.

     RICHARD L. RYAN is Chief Executive Officer and majority stockholder of Ryan Moving and Storage, Inc. of Pittsburgh.

     ROBERT C. WHISNER is the President, Chief Executive Officer and a director of Airtek Incorporated, North Huntingdon, Pennsylvania, a manufacturer of electric generators.

     THOMAS E. DEGER is the President and majority stockholder in Highland Carbide Tool Co., Inc., North Huntingdon, Pennsylvania.

     RICHARD J. HOFFMAN is the owner of Hoffman Enterprises, a real estate development company, in Westmoreland and Allegheny Counties, Pennsylvania.

     JOHN N. BRENZIA is the vice president and chief financial officer of Irwin Car and Equipment. Prior to his position with Irwin Car and Equipment, Mr. Brenzia served in the financial department of Elliott Turbomachinery Company, a multi-national manufacturer of heavy machinery.

EXECUTIVE OFFICERS OF THE COMPANY OR THE BANK WHO ARE NOT DIRECTORS

     ROBERT A. BOWELL was appointed in April 2000 by the Company's Board of Directors to serve as Executive Vice President, Secretary and Treasurer of the Company. In January 2002 he was also appointed Chief Lending Officer. Since December 1998, Mr. Bowell has been an Executive Vice President, Secretary and Treasurer of the Bank. Prior to such date, Mr. Bowell served as Executive Vice President of the Bank.

     DAVID A. FINUI was appointed on January 15, 2002, Senior Vice President and Chief Operating Officer of the Bank. Previous to his new appointment, Mr. Finui served as Vice President and Trust Officer of the Bank. Prior to his employment at the Bank, Mr. Finui was Senior Vice President of Community Banking for First Philson Bank, Somerset, Pennsylvania.

     RAYMOND G. SUCHTA was appointed Vice President and Chief Financial Officer of the Bank on January 15, 2002 and as Chief Financial Officer of the Company in October 2002 and Senior Vice President in April 2003. Previous to his employment at the Bank, Mr. Suchta was Chief Financial Officer and Treasurer of GA Financial Inc., Pittsburgh, Pennsylvania. Mr. Suchta is a Certified Public Accountant.

--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that Directors Rebich, Shevchik, Hergenroeder, Ryan, Whisner, Deger, Hoffman and Brenzia are independent under the independence standards of the American Stock Exchange on which the Common Stock is currently listed. In determining independence, the Board of Directors considered each director's deposit and lending relationships with Irwin Bank, all of which were on market terms. In addition, the Board of Directors considered legal work done for customers of the Bank by the law firm of which Mr. Hergenroeder is a partner but determined that this relationship did not affect his independence in view of the small amount of work done. There are no members of the Audit Committee who do not meet the independence standards of the American Stock Exchange for Audit Committee members and no members of the Audit Committee are serving under any exceptions to these standards.

MEETINGS AND ATTENDANCE

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the fiscal year ended December 31, 2006, the Board of Directors of the Company held 12 regular meetings and no special meetings. No directors of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. The Board of Directors encourages, but does not require, directors to attend the annual meeting of stockholders. All directors of the Company attended the 2006 annual meeting of stockholders.

BOARD COMMITTEES

     In addition to other committees, the Company has a standing Audit Committee. The Compensation Committee of the Bank also acts as the Compensation Committee for the Company. The full Board of Directors acts as a Nominating Committee.

     AUDIT COMMITTEE. The Audit Committee, a standing committee, is currently comprised of Directors Brenzia, Ryan, and Shevchik, three non-employee members of the Board of Directors. All members of the Audit Committee are independent in accordance with the listing standards of the American Stock Exchange. The Audit Committee meets with the independent auditors, Edwards Sauer & Owens, P.C., to discuss the annual audit and any related matters. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee has adopted a written charter which is available to stockholders on our website at www.ibtbancorp.biz. The Audit Committee met seven times in fiscal year 2006.

     AUDIT COMMITTEE FINANCIAL EXPERT. The Board of Directors has determined that Mr. Brenzia, a member of the Company's Audit Committee, is an "Audit Committee Financial Expert" as that term is defined in the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Brenzia is independent as independence is defined for audit committee members under the rules of the American Stock Exchange.

     COMPENSATION COMMITTEE. The Compensation Committee of the Bank is currently comprised of Directors Hoffman, Rebich, Ryan and Shevchik. The members of the Compensation Committee are independent in accordance with the listing standards of the American Stock Exchange. This standing committee recommends to its Board of Directors a salary for the president and chief executive officer and approves officer salary adjustments. The committee's processes and procedures for determining director and executive officer compensation are discussed in the Compensation Discussion and Analysis and Director Compensation. The Compensation Committee has not adopted a written charter. The Compensation Committee met five times during fiscal year 2006.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee currently consists of Directors Hoffman, Rebich, Ryan and Shevchik. No member of the Committee is, or was, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2006, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

DIRECTOR NOMINATION PROCESS

     The entire Board of Directors acts as a nominating committee for the selection of nominees for Director. The Board of Directors met as a nominating committee one time during the year ended December 31, 2006. We have not adopted a written nominating committee charter.

     By resolution of the Board of Directors, all nominees must be approved by a majority of the independent directors. The Board of Directors believes that its procedures comply with the requirements of the American Stock Exchange and
provide  adequate   assurance  that  nominations  are  approved  by
independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the market area served by IBT Bancorp, Inc. and its subsidiary, Irwin Bank; commitment to enhancing the business and prospects of the Company and the Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of the Company; and personal investment in the Common Stock.

STOCKHOLDER COMMUNICATIONS

     The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting.

--------------------------------------------------------------------------------
                      COMPENSATION DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

OVERVIEW

     IBT Bancorp's Compensation Committee generally reviews, approves and reports to the Board of Directors on compensation and related programs and plans. The Compensation Committee is currently comprised of four directors, all of whom are independent, as described under "Director Independence." The duties of the Compensation Committee include:

     o Recommending to the Board of Directors the compensation for IBT Bancorp's President and Chief Executive Officer.

     o Approving the compensation for and approving promotions of other executive officers;

     o Evaluating the annual performance of the President and Chief Executive Officer;

     o    Establishing   compensation  policies  for  directors,   officers  and
          employees generally; and

     o    Other post employment benefit plans

     The Compensation Committee meets as necessary, with meetings called by the Committee Chairman. The Committee may seek the advice of consultants and legal counsel as it may deem necessary. No such advice, however, was sought during 2006.

OBJECTIVES

     Our overall compensation objective is to design a competitive, total compensation program to effectively attract, motivate, and retain executives. The program recognizes team and individual accomplishments related to the Company's annual performance and long-term strategic goals, consistent with shareholder expectations. The Committee strives to meet these objectives while maintaining market competitive pay levels within the industry and with companies approximating the size and operating within the same general geographic area as IBT Bancorp, Inc. Based upon the Committee's annual review of our compensation programs and market information for other financial institutions of similar size in the surrounding geographic areas, we believe that the total compensation opportunity offered to our executives and employees provides them with a competitive economic opportunity and income security and provides our shareholders with long-term value.

ELEMENTS OF COMPENSATION

         The Company's compensation program has five major components:

o        Base Salary
o        Bonuses
o        Long-Term Equity-Based Incentive Compensation
o        Retirement and Income Security Plans
o        Other Benefits and Perquisites

FACTORS RELEVANT IN THE DETERMINATION OF COMPENSATION

     GENERAL. Our base salary and benefits plans are designed to attract and retain executives with a focus on long-term strategic goals and performance. Bonuses are performance-driven rewards geared towards shorter-term performance. The Compensation Committee has not established specific allocations of the various elements of the compensation package. In general, the Committee has determined that at least 70% of the total compensation package (including bonuses and retirement benefits) should be base salary. Non-cash compensation is primarily in the form of benefit plans. Other non-cash compensation, such as stock options are designed to reward long-term performance and may not actually be realized in the future as a significant part of the overall compensation package due to the uncertainties inherent in the future value of the Company's stock.

     The Board considers qualitative and quantitative factors for determining executive compensation packages. The Committee and the Board exercise discretion in determining executive compensation packages especially when negative financial performance cannot be attributed to the decisions or conduct of any particular executive, such as when a properly underwritten loan becomes nonperforming.

     BASE SALARY. The committee reviews the job performance and the salary of the President and Chief Executive Officer annually. The President and Chief Executive Officer assists the committee in its review of the job performance and salary of other executive officers but does not participate in discussions regarding his own compensation. Elements considered during these reviews include:

     o    Job scope and responsibilities;

     o    Company, unit and individual performance, and

     o    Salary rates for similar positions at similar companies.

     The Committee reviews the scope of responsibilities of the position held by the officer, the officer's experience and performance on the job; which is based on the officer's management skills, judgment, application of knowledge and information and support of corporate values and priorities.

     BONUSES. Executive officers may receive a percentage of their annual salary as an annual cash bonus. The amount of the bonus is determined by the performance of the Company during the previous year or at the Board's discretion. Performance results are measured by earnings per share, growth in non-interest income, control of non-interest expenses, achievement of budgeted targets, and results of compliance exams by the Company's regulators. Particular emphasis is placed on the Federal Financial Institutions Examination Council report on Irwin Bank's performance and balance sheet composition relative to its peer group of banks with assets between $300 million and $1 billion. Because the Compensation Committee believes that community involvement is important to the success of a community bank, each individual officer's involvement in the community is also considered. While the Compensation Committee considers each of the quantitative and non-quantitative factors described above, such factors are not assigned a specific weight in evaluating the performance of the Company's executives. Rather, all factors are considered in the aggregate in determining the amount of annual incentive compensation to pay. The Compensation Committee has significant discretion in awarding annual cash bonuses even if the quantifiable factors considered for such awards fall short of performance goals.

     LONG-TERM EQUITY-BASED INCENTIVE COMPENSATION. Ownership of the Company's stock by executives who play a significant role in the success of the Company is considered key to building long-term shareholder value. While executives are not required to own Company stock, all of our executives are encouraged to invest in the Company's stock and our executives have invested significant amounts of their personal wealth in the Company's stock. The Compensation Committee believes that equity-based compensation plans are an effective tool in aligning executive interests with those of other stockholders. The Board of Directors are the administrators of a stock option plan approved by stockholders in 2000. The Board of Directors awards options, at their discretion, from time to time based upon the factors listed in determining base salary and bonuses and the performance of the Company's common stock. The Board, executive officers and other officers of the Bank are eligible to receive incentive stock options under the stock option plan, which is designed to comply with Section 422 of the Internal Revenue Code. Exercise prices on options are based upon the closing price of the Company Stock as reported on the American Stock Exchange, on the day that the options are granted. Options vest immediately for Directors and equally, over three years, for all other participants. Vesting is accelerated in the event of a change in control. Once Options are earned and exercisable, they remain exercisable for up to ten years from the original date of grant, subject to continuation of service or employment with the Company. In determining the timing and amounts of awards, the Committee seeks to recognize the relative contribution of each executive officer to the success of the Company.

     RETIREMENT AND INCOME SECURITY PLANS. Benefit plans, including health insurance, retirement plans, and change of control plans, are traditional compensation tools used by companies to attract and maintain employees of outstanding abilities. Executive officers, other officers and full-time employees of the Company are eligible to participate in the plans. The Company pays the costs of the plans, which include; health care, life insurance, and a defined benefit pension plan (Plan 1). The Company also sponsors a 401(k) plan, in which the Company will match 25% of an employee's contribution to the plan, up to a maximum of six percent of salary. The President and Chief Executive Officer is the sole remaining participant in a supplemental defined benefit retirement plan (Plan 2) instituted in 1994 after various plan assumptions were changed which resulted in a reduction in benefits for older and long-standing employees.

     The four NEO's (Named Executive Officers) are all covered by change in control severance agreements. Details of the payments that would be made under those severance agreements in various circumstances are discussed elsewhere in this proxy statement. Payments under the Severance Agreements are triggered upon the termination of employment of the executive, absent just cause, in connection with or within two years following a change in control of the Company or the Bank. The Board of Directors believes that severance protection is desirable in order to ensure that the NEOs remain focused on the business of the Company in the event of a change-in-control. The Company considers the level of severance protection offered to our NEOs to be appropriate and consistent with the usual and customary practices regarding these types of agreements within the financial services industry. Such severance payments are not intended to exceed the amounts that are deductible by the Company in accordance with Section 280G of the Internal Revenue Code ("Code").

     OTHER BENEFITS AND PERQUISITES. As a community-oriented bank, we believe that it is important that our senior officers are visible in the community and to our customers and employees. The President and Chief Executive Officer and the Executive Vice President are paid a gasoline allowance. Both executives receive a payment designed to compensate them for the taxes related to that allowance. The Company maintains a corporate membership at a local country club. The President and Chief Executive Officer, the Executive Vice President and the Chief Operating Officer are named as members. The aggregate value of perquisites and personal benefits per individual do not exceed $10,000.

ANNUAL EVALUATIONS

     The Board conducts the evaluation of the President and Chief Executive Officer. All other executive officers' evaluations are conducted by the President and Chief Executive Officer. For the 2006 fiscal year, the President and Chief Executive Officers salary was established based on the 2005 performance of the Company, the management of strategic objectives, and public relations. Additionally, proxy statements were reviewed from publicly traded financial institutions with assets ranging between $300 million and $1.0 billion from the areas of Western Pennsylvania, West Virginia and Ohio, including 23 Pennsylvania banks, one West Virginia bank and nine Ohio banks. The President and Chief Executive Officer received a 5% bonus for fiscal 2006. The Executive Vice President, Chief Operating Officer and Chief Financial Officer each received 7.5% bonuses.

     Executive officers are primarily evaluated on weighted performance objectives specific to their individual jobs and rated on a scale from 1 to 5. The performance factor and percentage weighting for each of the named executive officers are listed below;

         Executive Vice President / Chief Lending Officer
                  Loan Program Development/Maintenance                   20%
                  Strategic Objectives Management                        20%
                  Management Performance                                 10%
                  Policy/Procedure Compliance                            10%
                  Reporting/Communication                                10%
                  Customer/Public Relations                              10%
                  Internal Cooperation                                   10%
                  Loan Judgment                                          10%

         Chief Financial Officer
                  Financial Systems Performance/Management               20%
                  Strategic Objectives Management                        20%
                  Policy/Procedure Compliance                            15%
                  Reporting/Communication                                15%
                  Management Performance                                 10%
                  Customer/Public Relations                              10%
                  Internal Cooperation                                   10%

         Chief Operating Officer
                  Operating Plan Development/Implementation              20%
                  Strategic Objectives Management                        20%
                  Management Performance                                 15%
                  Policy/Procedure Compliance                            15%
                  Reporting/Communication                                10%
                  Customer/Public Relations                              10%
                  Internal Cooperation                                   10%

     The Compensation Committee does not use any specific "benchmarking" with other selected group of companies when determining compensation levels for its executive officers. The Committee does review proxy statements from publicly traded financial institutions that are also used for the President and Chief Executive Officer. Based on the above scoring and peer group analysis, in 2006, base salaries for the President and Chief Officer, Executive Vice President and Chief Lending Officers, Chief Financial Officer, and Chief Operating Officer were increased 4.88%, 4.44%, 15.79%, and 4.35% from the prior year. In addition, the President and Chief Executive Officer, the Executive Vice President and Chief Lending Officer, Chief Financial Officer, and Chief Operating Officer were each granted stock option awards of 8,000, 5,000, 3,000, and 3,000 shares, respectively, on April 17, 2006.

OTHER

     The Company has never been required to restate performance measures upon which performance-based compensation is based. Accordingly the Company has never had to recover performance related compensation from an executive because of restatements, or recalculations of goals.

     Material increases in executive compensation would be based upon material changes to the duties and responsibilities of the Named Executive Officer, performance materially in excess of expectations or material changes in the structure or size of the Company such as that following an acquisition. Material decreases could be expected to occur in connection with material adverse events. Bonuses and other performance based compensation are sensitive to the Company's performance and could fluctuate materially as a result. No such material changes or occurrences have occurred thus far.

     Executive compensation paid or earned previously is not considered when calculating or setting retirement benefits. All executives participate in retirement plans available to all full time employees. Benefits are calculated based upon base salary according to the provisions of those plans.

     None of the types of compensation paid by the Company nor the amounts of compensation paid result in any detrimental accounting treatments or detrimental income tax treatments to the Company.

CONCLUSIONS

     The Compensation Committee and the Board of Directors feel that a complete and competitive total compensation plan is needed to attract and retain qualified personnel, including our executives who are able to meet the short and long-term strategic objectives of the Company and shareholder expectations. While IBT Bancorp's and by extension Irwin Bank's executive compensation plan may not be as elaborate as others, pay top of the range salaries, or include a myriad of perquisites as other programs, the Committee believes that it has been effective for achieving the Company's objectives and is in the long-term best interests of our shareholders and has attracted executives that blend well with the Board of Directors, the employees, and the customers of the Bank.

--------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with Management. Based on foregoing review and discussions, the Compensation Committee recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this proxy statement.

                                                COMPENSATION COMMITTEE
                                                Richard J. Hoffman
                                                Robert Rebich, Jr.
                                                Richard L. Ryan
                                                Grant J. Shevchik


--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer, principal financial officer and each other executive officer whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2006 exceeded $100,000 for services rendered in all capacities to IBT Bancorp, Inc. and Irwin Bank. The Company does not have any plans that provide for stock awards or non-equity incentive compensation to the named executive officers.

                                                                           CHANGE IN PENSION
                                                                             VALUE AND
                                                                            NONQUALIFIED
                                                                             DEFERRED
                                                              OPTION        COMPENSATION          ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY    BONUS      AWARDS (1)      EARNINGS (2)       COMPENSATION(3)       TOTAL
---------------------------    ----    ------    -----      ----------      ------------       ---------------       -----
Charles G. Urtin               2006    $215,330  $ 10,750       $   0            $ 47,581        $ 3,500            $266,411
President and Chief
Executive Officer

Raymond G. Suchta              2006    $108,354  $ 8,250        $   0            $  6,721        $     0            $115,075
Chief Financial Officer

Robert A. Bowell               2006    $140,130  $ 10,575       $   0            $ 11,672        $ 5,100            $156,902
Executive Vice President,
Secretary, Treasurer and
Chief Lending Officer

David A. Finui                 2006    $119,570  $ 9,000        $   0            $  6,443        $     0            $126,013
Senior Vice President
and Chief Operating
Officer of the Bank
                                                                                               (footnotes on following page)

-------------------
(1)  The Company did not recognize any expense for options granted in 2006.
(2) Consists of the change in actuarial present value of the Named Executive Officer's accumulated benefit under the Company's defined benefit plans.
(3) Consists of tax reimbursement payments. The aggregate value of perquisites and personal benefits did not exceed $10,000 for any named executive officer.

     GRANTS OF PLAN-BASED AWARDS. The following tables set forth certain information with respect to plan-based awards granted to the Named Executive Officers.

                                           ALL OTHER
                                          OPTION AWARDS:        EXERCISE OR    GRANT DATE FAIR
                                            NUMBER OF          BASE PRICE OF   VALUE OF STOCK
                        GRANT         SECURITIES UNDERLYING       OPTION         AND OPTION
UNAME                    DATE              OPTIONS (#)         AWARDS ($/SH)      AWARDS(1)
-----                    ----              -----------         -------------      ---------
Charles G. Urtin        4/17/06              8,000              $19.985          $19,608
Raymond G. Suchta       4/17/06              3,000               19.985            7,353
Robert A. Bowell        4/17/06              5,000               19.985           12,255
David A. Finui          4/17/06              3,000               19.985            7,353
-------
(1)      Equals fair value of options calculated using the Black-Scholes  Option
         Pricing  Model  and the  assumptions  described  in Note 19 of Notes to
         Consolidated   Financial  Statements  in  the  2006  Annual  Report  to
         Stockholders.

     The Company's Stock Based Compensation Plan was approved by the stockholders on April 18, 2000 and provides for granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The Plan is administered by the Board of Directors. The Board, from time to time, determines the officers, directors, key employees and other persons who shall be granted awards under the plan. The stock options granted to the Named Executive Officers in 2006 have a ten year term and fully vest three years after the date of grant. Options have no express performance criteria other than continued employment (with limited exceptions for termination of employment, death, disability, retirement, and change in control). Options have an implicit performance criterion because the options have no value unless and until the stock price exceeds the exercise price.

     No options may be granted under the plan after ten years from the effective date. The price at which an option may be exercised shall not be greater than the fair market value of the Common Stock on the date the option is granted. All exercise prices on all options granted to date have been the closing price of the stock on the date the option was granted. The exercise prices were adjusted to reflect the 100% stock dividend paid by the Company on November 16, 2006.

     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END. The following table sets forth information concerning outstanding equity awards of the Named Executive Officers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

                                                                      OPTION AWARDS
                                         ------------------------------------------------------------------------
                                              NUMBER OF             NUMBER OF SECURITIES
                                          SECURITIES UNDERLYING          UNDERLYING          OPTION       OPTION
                                GRANT     UNEXERCISED OPTIONS       UNEXERCISED OPTIONS     EXERCISE    EXPIRATION
NAME                            DATE          EXERCISABLE              UNEXERCISABLE         PRICE         DATE
----                            ----          -----------              -------------         -----         ----
Charles G. Urtin              5/16/2000           16,000                                   $12.250      5/16/2010
                              5/16/2001            8,000                                    11.500      5/16/2011
                              5/21/2002            8,000                                    16.438      5/21/2012
                              9/02/2003            2,400                                    25.700      9/02/2013
                              4/17/2006                                  8,000 (1)          19.985      4/17/2016

Raymond G. Suchta             5/21/2002            2,000                                   $16.438      5/21/2012
                              9/02/2003            2,400                                    25.700      9/02/2013
                              4/17/2006                                  3,000 (1)          19.985      4/17/2016

Robert A. Bowell              5/16/2000            8,000                                   $12.250      5/16/2010
                              5/16/2001            4,000                                    11.500      5/16/2011
                              5/21/2002            4,000                                    16.438      5/21/2012
                              9/02/2003            2,400                                    25.700      9/02/2013
                              4/17/2006                                  5,000 (1)          19.985      4/17/2016

David A. Finui                5/16/2000            4,000                                   $12.250      5/16/2010
                              5/16/2001            2,000                                    11.500      5/16/2011
                              5/21/2002            3,000                                    16.438      5/21/2012
                              9/02/2003            2,400                                    25.700      9/02/2013
                              4/17/2006                                  3,000 (1)          19.985      4/17/2016
--------
(1)      Options become 33-1/3% vested on each of April 17, 2007, 2008 and 2009.

     PENSION BENEFITS. The following table provides information with respect to each defined benefit pension plan in which a Named Executive Officer may receive payments or other benefits at, following, or in connection with retirement.

                                                                    PRESENT
                                                  NUMBER OF        VALUE OF         PAYMENTS
                                                YEARS CREDITED    ACCUMULATED      DURING LAST
NAME                         PLAN NAME           SERVICE (1)      BENEFIT (2)      FISCAL YEAR
----                         ---------           -----------      -----------      -----------
Charles G. Urtin             Plan #1                  22             $345,414          N/A
                             Plan #2                  12               72,402          N/A
Raymond G. Suchta            Plan #1                   5               26,740          N/A
Robert A. Bowell             Plan #1                  18               82,721          N/A
David A. Finui               Plan #1                   7               65,702          N/A
--------
(1)  Years of credited service equal the lesser of the Named Executive Officer's actual  years of  service  or the number of years that the plan has been in existence.
(2)  Assumes retirement at normal retirement age as defined in the Plan. Present value is  calculated  using  assumptions  set  forth in Note 15 of Notes to
     Consolidated   Financial   Statements   in  the  2006   Annual   Report  to
     Stockholders.

     Irwin Bank maintained one non-contributory defined benefit pension plan for its employees prior to 1995 (Plan #1). Employees are eligible to enter the plan on October 15th or April 15th following the attainment of age 21 and the completion of one year of service. In 1995, various plan assumptions were changed which resulted in a reduction in benefits for older and long-standing employees. To compensate for this, a supplemental non-qualified plan was installed for those employees so affected (Plan #2). The Bank's funding policy is to contribute annually an amount not to exceed that which can be deducted for federal income tax purposes for Plan #1. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. Assets for the plans are primarily invested in U.S. Government obligations, corporate obligations and equity securities whose valuations are subject to market fluctuations.

     Benefits under Plan #1 and #2 will be calculated at normal retirement at age 65 as a monthly benefit equal to the sum of 1.1% of average monthly compensation multiplied by years of service (with a maximum of 44 years), plus 0.65% of average monthly compensation in excess of the social security taxable wage base for each year multiplied by years of service (not to exceed 35 years). Effective October 15, 1994, the pension formula was revised to 0.8% rather than 1.1% of average monthly compensation, as noted above, for all employees, except those who attained age 50 and completed 10 years of service prior to December 31, 1994.

     Participants age 55 with 15 years of service are eligible for early retirement equal to the Normal Retirement Benefit reduced 5/9% for each month early for the first five years and 5/18% for each of the next sixty months that payment precedes age 65.

     The present value of accumulated plan benefits is calculated using 7.00% interest and the 1983 Group Annuity Maturity Table.

     Benefits are payable in the form of various annuity alternatives, including a joint and survivor option. For the pension plan year ended December 31, 2006, the highest permissible annual benefit under the Internal Revenue Code is $175,000.

     POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL. The Named Executive Officers are parties to various agreements that provide for payments in connection with terminations of their employment in certain specified circumstances. The following table shows the prepayments that would be made to the Named Executive Officers at, following or in connection with terminations of their employment in the specified circumstances as of the last business day of the last fiscal year.

                                                                     INVOLUNTARY                CHANGE-IN-
                            VOLUNTARY      EARLY        NORMAL      NOT FOR CAUSE   FOR CAUSE     CONTROL
NAME AND PLAN               TERMINATION  RETIREMENT    RETIREMENT    TERMINATION   TERMINATION  TERMINATION  DISABILITY  DEATH
-------------               -----------  ----------    ----------    -----------   -----------  -----------  ----------  -----
Charles G. Urtin
Severance Agreement(1)      $   --        $    --      $    --       $    --        $   --     $600,815      $120,000   $416,160
Insurance Continuation(2)       --         48,179           --            --            --           --            --         --
Pension Plan(3)                 --        464,639      617,270            --            --           --            --         --
Stock Option Plan(4)            --             --           --            --            --       19,608            --         --
Non-Qualified Plan(5)           --         73,981       98,770            --            --           --            --         --

Raymond G. Suchta
Severance Agreement(1)          --             --           --            --            --       83,247        60,062    200,208
Pension Plan(3)                 --         36,363       53,829            --            --           --            --         --
Stock Option Plan(4)            --             --           --            --            --        7,353            --         --

Robert Bowell
Severance Agreement(1)          --             --           --            --            --      256,924        80,793    269,310
Pension Plan(3)                 --        127,611      271,235            --            --           --            --         --
Stock Option Plan (4)           --             --           --            --            --       12,255            --         --

David A. Finui
Severance Agreement(1)          --             --           --            --            --      105,916        66,342    221,140
Pension Plan(3)                 --         43,394       87,660            --            --           --            --         --
Stock Option Plan(4)            --             --           --            --            --        7,353            --         --
------
(1)  Equals lump sum payment to which Named Executive  Officer would be entitled upon termination.
(2)  Equals present value of anticipated  payments  through age 65 based on past experience and using 3.50% discount value.
(3)  Equals present value of anticipated payments using actuarial assumptions in the 1994 Group Annuity Reserve Table and 5.00% discount rate.
(4)  Equals fair value of unvested option calculated using Black-Scholes  Option
     Pricing Model and assumptions described in Note 19 of Notes to Consolidated
     Financial Statements in the 2006 Annual Report to Stockholders.
(5)  Present value of anticipated  payments using  actuarial  assumptions in the
     1984 Unisex Pension Table and 7.00% discount rate.

     CHANGE IN CONTROL AGREEMENTS. Irwin Bank has entered into change in control severance agreements with Messrs. Urtin, Suchta, Bowell and Finui, respectively. The agreements are each for a three year term and may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. The agreement may be terminated by the Bank for just cause, as that term is defined in the agreement, or for no cause. If Messrs. Urtin's, Bowell's, Finui's or Suchta's employment is terminated without just cause in connection with, or within two years after, any change in control of the Bank or the Company, such officer will be paid a lump sum equal to 2.99, 2.0, 1.0 or 1.0 times, respectively, of his average annual taxable compensation paid during the five years prior to the change in control. In the event of a change of control at December 31, 2006, Messrs. Urtin, Suchta, Bowell and Finui would have received payments of approximately $600,815, $83,247, $256,924 and $105,910, respectively.

     MEDICAL INSURANCE CONTINUATION AGREEMENT. IBT Bancorp, Inc. has entered into a Medical Insurance Continuation Agreement with Charles G. Urtin which provides that if Mr. Urtin's employment is terminated by the Bank for any reason or he retires prior to the date that Mr. Urtin shall attain age 65, Mr. Urtin and his dependent family shall be eligible to continue to participate in medical and dental insurance plans sponsored by the Bank or the Company and any successor thereto, with the cost of such premiums paid by the Bank until such time that Mr. Urtin and his spouse shall be eligible for coverage under the Federal Medicare System or any successor program.

     STOCK OPTION PLAN. Under the Stock Option Plan, all unvested options become immediately vested and exercisable upon a change-in-control.


--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     Set forth below is a table providing information concerning the compensation of the directors of IBT Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year (2006). The Company does not have any plans providing for stock awards or non-equity incentive compensation to directors. Directors do not participate in any pension or deferred compensation plans offered by the Company.

                              FEES EARNED
                                OR PAID       OPTION      ALL OTHER
     NAME                      IN CASH     AWARDS (1)   COMPENSATION     TOTAL
     ----                      -------     ----------   ------------     -----
John N. Brenzia                $22,000        $2,451       $    --      $24,451
Thomas E. Deger                 20,250         2,451            --       22,701
Charles W. Hergenroeder         18,500         2,451            --       20,951
Richard J. Hoffman              17,250         2,451            --       19,701
Robert J. Rebich, Jr.           18,500         2,451            --       20,951
Richard L. Ryan                 20,750         2,451            --       23,201
Grant J. Shevchik               19,750         2,451            --       22,201
Robert C. Whisner               17,000         2,451        11,276       30,727

-------
(1)  Equals  grant-date fair value of award calculated  using the  Black-Scholes
     Option Pricing Model and the  assumptions  described in Note 19 of Notes to
     Consolidated  Financial  Statements in the 2006 Annual Report which was the amount recognized as expense for financial  reporting  purposes in 2006. At
     December 31, 2006,  directors  had the  following  number of option  awards outstanding:  Messrs.  Rebich and Shevchik - 12,000 shares each; Mr. Ryan -
     9,750 shares;  Messrs. Hoffman and Whisner - 3,000 shares each; and Messrs.
     Brenzia, Deger and Hergenroeder - 2,000 shares each.

     The directors of IBT Bancorp, Inc. are not separately compensated. However, each non-employee director of Irwin Bank & Trust Company received a fee of $1,250 for each meeting attended for the year ended December 31, 2006. Each member of a board committee (other than employees who are also directors) receives a fee of $250 per committee meeting attended, except members of the executive committee are paid a fee of $500 per meeting attended in person. For the year ended December 31, 2006, board and committee fees totaled approximately $154,000.

     All directors of the Bank were, prior to 1995, eligible to defer receipt of board fees earned prior to 1995 until a later date, such as following retirement or reaching a certain age. Director Whisner participates in this program that provides a guaranteed net rate of return by the Bank over a specified time period for the fees deferred. During 2006, this program resulted in payments to Director Whisner of $11,276.

     The Bank pays life insurance premiums for Director Whisner. However, the premiums on the policies are currently being paid by the dividends on the policies.

     Under the 2000 Stock Option Plan, each non-employee director was granted options to purchase 2,250 shares of Common Stock in May 2000, 1,125 shares of Common Stock in May 2001, 1,125 shares of Common Stock in May 2002, 500 shares in September 2003 and 1,000 shares in April 2006. The exercise price of the options is the fair market value of the Company's Common Stock on the effective date of grant.


--------------------------------------------------------------------------------
                        TRANSACTIONS WITH RELATED PERSONS
--------------------------------------------------------------------------------

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. All loans to executive officers, directors and immediate family members of such persons have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers except that employees of the Bank are entitled to a one percentage point reduction in the rate of interest charged, and do not involve more than the normal risk of collectibility, or present other unfavorable features. The following table sets forth information with respect to all loans in excess of $120,000 outstanding to executive officers or directors at the employee rate during the fiscal year ended December 31, 2006

                                                                          HIGHEST
                                                                        OUTSTANDING       BALANCE AT
         NAME AND TITLE                   TYPE OF LOAN      RATE          BALANCE         12/31/2006
         --------------                   ------------      ----          -------         ----------
         Charles G. Urtin                 Home Equity       4.490%       $ 70,200           $ 53,297
         President and Chief Executive    Home Equity       5.75           85,000             85,000
         Officer

         David A. Finui                   Home Equity       5.490         165,627            159,301
         Senior Vice President

     The Board of Directors approves all loans to executive officers and annually reviews all lines of credit. Mr. Urtin does not participate directly or indirectly in the voting on his loan. All loans have an imbedded demand feature obligating immediate repayment of the principal outstanding when the aggregate amount of indebtedness from all sources exceeds the statutory limit set under Regulation O.

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     Edwards Sauer & Owens, P.C. was our independent auditors for the 2006 fiscal year. The Board of Directors has appointed Edwards Sauer & Owens, P.C. to be the independent auditors for the fiscal year ending December 31, 2007, subject to ratification by stockholders. The engagement of Edwards Sauer & Owens, P.C. was approved in advance by the Audit Committee. A representative of Edwards Sauer & Owens, P.C. is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     AUDIT FEES. The aggregate fees billed by Edwards Sauer & Owens, P.C. for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2006 and 2005 were $89,900 and $88,555, respectively.

     AUDIT RELATED FEES. The aggregate fees billed by Edwards Sauer & Owens, P.C. for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2006 and 2005 were $26,875 and $22,915, respectively.

     TAX FEES. The aggregate fees billed by Edwards Sauer & Owens, P.C. for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2006 and 2005 were $10,968 and $10,832, respectively.

     ALL OTHER FEES. The aggregate fees billed by Edwards Sauer & Owens, P.C. for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2006 and 2005 were $22,677 and $20,076, respectively, and consisted of assistance in accounting matters, trust examinations and assistance with benefit plans.

     It is the Audit Committee's policy to pre-approve all audit and non-audit services prior to the engagement of the Company's independent auditor to perform any service. All of the services listed above for 2006 and 2005 were approved by the Audit Committee prior to the service being rendered. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

     RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF EDWARDS SAUER & OWENS, P.C. AS THE COMPANY'S ACCOUNTANTS FOR THE 2007 FISCAL YEAR.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2006, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Edwards Sauer & Owens, P.C., all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received Edwards Sauer & Owens, P.C. disclosures regarding Edwards Sauer & Owens, P.C.'s independence as required by Independence Standards Board Standard No. 1 and discussed with Edwards Sauer & Owens, P.C. its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

     AUDIT COMMITTEE:

           Grant J. Shevchik- Chairman
           John N. Brenzia
           Richard L. Ryan

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and the beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish us with copies of those reports. To the best of our knowledge, all filings by our directors and executive officers were made on a timely basis during the 2006 fiscal year except that all directors and executive officers were late in filing Form 4s to report the receipt of the stock options in April 2006. We are not aware of any beneficial owners of more than 10% of the Common Stock.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2008, all stockholder proposals must be submitted to the Secretary at the Company's executive office, 309 Main Street, Irwin, Pennsylvania 15642, on or before November 18, 2007. In order to be considered for possible action by stockholders at the 2008 annual meeting of stockholders, stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than sixty days prior to the date of the 2008 annual meeting of stockholders.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2006 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference except to the extent specifically provided otherwise in this Proxy Statement. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, IBT BANCORP, INC., 309 MAIN STREET, IRWIN, PENNSYLVANIA 15642.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Robert A. Bowell

                                       ROBERT A. BOWELL
                                       SECRETARY
Irwin, Pennsylvania
March 16, 2007

/X/ PLEASE MARK VOTES                            IBT BANCORP, INC.
AS IN THIS EXAMPLE
                  ANNUAL MEETING OF STOCKHOLDERS                                                             WITH-   FOR ALL
                          APRIL 17, 2007                                                              FOR    HOLD      EXCEPT
                                                                    1.   The election as director     |_|    |_|        |_|
         The undersigned hereby appoints the Board of                    of the nominees listed
Directors of IBT Bancorp, Inc. (the "Company"), or its                   below with terms to expire
designee, with full powers of substitution, to act as attorneys          during the year listed:
and proxies for the undersigned, to vote all shares of
Common Stock of the Company which the undersigned is                     Robert Rebich (2010)
entitled to vote at the 2007 Annual Meeting of Stockholders              Grant J. Shevchik (2010)
(the "Annual Meeting"), to be held at the Irwin Masonic                  Charles G. Urtin (2010)
Hall, located at 417 Main Street, Irwin, Pennsylvania on
Tuesday, April 17, 2007, at 2:00 p.m., local time, and at any       INSTRUCTION: To withhold to vote authority for any
and all adjournments thereof, in the following manner:              individual nominee, mark "For All Except" and write that
                                                                    nominee's name on the space provided below.
                                                                    ________________________________________________________

                                                                                                         FOR   AGAINST   ABSTAIN
                                                                    2.   To ratify the appointment       |_|    |_|       |_|
                                                                         of Edwards Sauer & Owens,
                                                                         P.C. as independent accountants
                                                                         for the Company for the fiscal
                                                                         year ending December 31, 2007.

                                                                         The Board of Directors recommends a vote "FOR" the above
                                                                    listed propositions.                           ---

                                                                    Please check box if you plan to attend the Annual Meeting.|_|

                                                                    THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
                                                                    BOARD OF DIRECTORS.

                                                                    THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF
                                                                    NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE
                                                                    VOTED FOR THE PROPOSITIONS STATED.  IF ANY OTHER
                                                                    BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS
                                                                    PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY
                                                                    IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE
                                                                    BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO
                                                                    BE PRESENTED AT THE ANNUAL MEETING.
                                    ----------------------------------------------------------
Please be sure to sign and date     Date
this Proxy in the box below
----------------------------------------------------------------------------------------------

Stockholder sign above.                                  Co-holder (if any) sign above.
----------------------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.
                                IBT BANCORP, INC.
                                 309 MAIN STREET
                            IRWIN, PENNSYLVANIA 15642

     Should the above signed be present and elect to vote at the Annual Meeting, or at any adjournments  thereof, and after notification to the Secretary of the Company at the Annual  Meeting of the  stockholder's  decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and  effect.  The  undersigned  may also  revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.
     The  abovesigned  acknowledges  receipt  from  the  Company  prior  to  the execution  of this  proxy of an annual  report,  a Notice of Annual  Meeting  of Stockholders and a proxy statement dated March 16, 2007.
     Please sign  exactly as your name  appears on this proxy.  When  signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.
                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED BELOW AND RETURN THIS PORTION
WITH THE PROXY IN THE ENVELOPE PROVIDED.

____________________________________
____________________________________
____________________________________